SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2004


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                     0-27122                94-2900635
-------------------------------   -----------------------    ------------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

                     3011 Triad Drive
                      Livermore, CA                                  94550
         (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (925) 245-3400



                                      None



          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information is furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition.

         On August 11, 2004, Adept Technology, Inc. ("Adept") issued a press release announcing its financial results for its fiscal 2004 fourth quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ADEPT TECHNOLOGY, INC.



Date:  August 11, 2004                      By:      /s/ Robert R. Strickland
                                                --------------------------------
                                                     Robert R. Strickland
                                                     Chief Financial Officer